UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K/A

                             CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported): June 30, 2005


                           HALIFAX CORPORATION
         (Exact name of registrant as specified in its charter)


      Virginia             1-08964               54-0829246
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)

            5250 Cherokee Avenue, Alexandria, Virginia 22312
            (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:  (703) 658-2400

Former name, former address, and former fiscal year, if changed since last report: N/A


Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

     Certain statements in this Currant Report on Form 8-K/A constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control. Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "expect" and similar expressions. We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include the concentration of our revenues, risks involved in contracting with our customers, including difficulties to accurately estimate costs when bidding on a contract and the occurrence of start-up costs prior to receiving revenues and contract with fixed price provisions, government contracting risks, potential conflicts of interest, difficulties we may have in attracting and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions and acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and ability to make payments on outstanding indebtedness, weakened economic conditions, acts of terrorism, risks related to competition and our ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the reports we file with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

     Forward-looking statements are intended to apply only at the time they are made. Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved. If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     As reported in the Current Report on Form 8-K filed on July 1, 2005, on June 30, 2005, we simultaneously entered into and closed on an asset purchase agreement with INDUS Corporation pursuant to which we sold substantially all of the assets and certain liabilities of our secure network services business. The purchase price was approximately $12.5 million, subject to adjustments described in the asset purchase agreement based on the net assets of the business on the date of closing. The asset purchase agreement provides that $3.0 million of the purchase price will be held in escrow. Of this amount, $625,000 will be held as security for the payment of our indemnification obligations pursuant to the asset purchase agreement, if any, and will be released to us eighteen
(18) months following the date of the asset purchase agreement unless a certain key government contract, referred to as the Key Contract, is not assigned (referred to as a novation) as of such time. A portion of the escrow amount equal to $2,000,000 (which includes the portion referenced above for indemnification obligations), plus any interest or other income earned thereon, will also serve as security for a payment obligation we have to INDUS Corporation if the novation of the Key Contract from us to INDUS Corporation is not approved by such government customer and received within two years from the date of the asset purchase agreement. If such novation of the Key Contract is not received by the second anniversary of the date of the asset purchase agreement or if such novation is affirmatively rejected prior to such time under circumstances not giving rise to the rescission right referenced below, we will be obligated to pay to INDUS Corporation an amount equal $2,000,000 with the entire amount then held in escrow being released to INDUS Corporation as full or partial payment of such obligation, as the case may be. We will be obligated to pay directly to INDUS Corporation the amount, if any, by which the balance of escrow funds at the time of disbursement is less than $2,000,000. Finally, a portion of the escrow amount equal to $1,000,000 serves as security for a payment obligation we have to INDUS Corporation in connection with a failure to obtain certain consents related to the transaction. In addition, INDUS Corporation has certain rescission rights. First, if the government customer to the Key Contract rejects the novation of such Key Contract on or before the six month anniversary of the date of the asset purchase agreement and the government customer takes action to preclude us from providing INDUS Corporation with the economic benefit of such Key Contract (whether by subcontract or otherwise), INDUS Corporation may rescind the entire sale transaction in lieu of being paid the $2,000,000 amount referenced above. Second, if we are unable to provide INDUS Corporation with evidence of the government's approval of the assignment to INDUS Corporation to a material contract (other than the Key Contract) on or before a date roughly six months from the date of closing, INDUS Corporation may rescind the transaction. The asset purchase agreement contains representations, warranties, covenants and related indemnification provisions, in each case that are customary in connection with a transaction of this type; however, certain of the representations and warranties require updating to a date which is the earlier of the contract novation or thirty months from the closing. In addition, survival periods applicable to such updated warranties may be extended together with related indemnification periods.
     The description of the sale described in this report does not purport to be complete and is qualified in its entirety by reference to the asset purchase agreement, which will be filed as an exhibit to our annual report on Form 10-K for the year ended March 31, 2005. The asset purchase agreement will be included to provide investors and security holders with information regarding its terms. It is not intended as an exhibit to the Form 10-K to provide any other factual information about our company. The asset purchase agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the asset purchase agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the asset purchase agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the asset purchase agreement, which subsequent information may or may not be fully reflected in our public disclosures.
     The secure network services business comprised approximately $13.5 million, or 22%, and $9.5 million, or 19%, of our revenues for the fiscal years ended 2005 and 2004 and represented 7% of our assets at March 31, 2005.
     Additionally, we expect that we will use approximately $9.0 million of the proceeds from the sale of the secure network services business to repay indebtedness and accrued interest and the remainder of the proceeds will be used for working capital purposes.
     In connection with the asset purchase agreement, we also transferred to INDUS Corporation all of our right, title and interest in and to our Federal Supply Service Information Technology (Schedule 70) Contract (the "Contract") with the federal government and a Blanket Purchase Agreement ("BPA") that we entered into with one federal agency pursuant to the Contract. Since we have a need to utilize the Contract and BPA in connection with businesses that we have retained, we entered into a transition services agreement with INDUS Corporation with respect to the Contract and BPA in order to continue performing existing, and to receive new, task/delivery orders from federal government agencies awarded under the Contract and BPA until such time as we are awarded a new Federal Supply Service Information Technology Contract.
     This Amendment to the Current Report on Form 8-K filed July 1, 2005 is being filed to include the pro-forma financial information required by
Item 9.01.
ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
     As reported in the Current Report on Form 8-K filed on July 1, 2005, Halifax completed the sale of assets described above on June 30, 2005. The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          None.

     (b)  Pro-forma Financial Information

          The following pro forma financial information is filed as
          exhibit 99.2 to this Form 8-K/A and is hereby incorporated by reference.


     (i) Unaudited Pro-forma Condensed Consolidated Statements of Operations of operations for the nine months December 31, 2004 giving effect to the sale of the secure network services business as if it occurred on April 1, 2004 and the year ended March 31, 2004, giving effect to the sale of the secure network services business as if it occurred on April 1, 2003; and
     (ii) Pro-forma Condensed Consolidated Balance Sheets at December 31, 2004, giving effect to the sale of the secure network services business as if it occurred on April 1, 2004.






     (c)  Exhibits

          The following exhibit is filed herewith:



The following exhibit is filed herewith

     Exhibit
     Number    Description


     99.1      Press Release dated July 1, 2005.*
     99.2           Pro Forma Financial Information.

     *Previously Filed

                                SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALIFAX CORPORATION



Date:  July 7, 2005                By:  /s/Joseph Sciacca
                                        Joseph Sciacca
                                        Vice President, Finance & CFO